MERRILL LYNCH
OREGON
MUNICIPAL
BOND FUND



[FUND LOGO]
STRATEGIC
         Performance



Semi-Annual Report
January 31, 1997



Officers and Trustees

Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Jerry Weiss, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Oregon
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011                                              #16761 -- 1/97




Merrill Lynch Oregon Municipal Bond Fund            January 31, 1997

TO OUR SHAREHOLDERS

The Municipal Market Environment
Long-term fixed-income bond yields generally declined over the six months ended January 31, 1997. Initially, US Treasury bond yields declined over 45 basis points (0.45%) to 6.45% by late November as low employment growth and continued low inflation combined to support lower bond yields. Concurrently, long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, declined over 20 basis points to approximately 5.80%. However, signs of increased economic activity and renewed inflation fears pushed bond yields up for the remainder of the period. By the end of January 1997, US Treasury bond yields rose 35 basis points to end the period at approximately 6.80%. Similarly, long-term municipal revenue bond yields rose approximately 20 basis points from their lows in late November to approximately 6.00%. During the six months ended January 31, 1997, US Treasury bond yields declined approximately 10 basis points, while tax-exempt bond yields were essentially unchanged.

Recently, tax-exempt bond yields underperformed their taxable counterparts despite a continued strong supply position. During the six-month period ended January 31, 1997, over $88 billion in long-term tax-exempt bonds was underwritten, essentially unchanged from issuance a year ago. Approximately $50 billion in new municipal bonds was issued during the three-month period ended January 31, 1997, representing a decline of over 5% compared to the same period in 1996. This declining trend in bond issuance was even more apparent recently. Slightly more than $10 billion in long-term bonds was issued in January 1997, a decrease of over 15% compared to January 1996 issuance.

The municipal bond market's recent underperformance relative to Treasury issues was the result of a number of other factors. The historic strength of the US equity market has attracted significant investor interest. Additionally, as tax-exempt bond yields declined again below 6%, some investors temporarily lost interest in the municipal bond market. If interest rates continue to decline as they did at the end of 1994 and throughout 1995, investors, in general, will quickly adjust to the new levels. The tax advantages generated by municipal bonds quickly outweigh low nominal yields, and investor demand increases.

The Presidential and Congressional elections this past November resurrected some investor concerns regarding continued Federal deficit reduction and potential legislative restrictions upon the municipal bond market. This situation was similar to that at the beginning of 1996 when tax-exempt bond yields were negatively impacted by fears that legislation reducing the tax advantage of municipal bonds would be introduced to aid further deficit reductions.

However, the US Treasury bond market's recent relatively strong performance resulted in municipal bonds becoming a particularly attractive investment alternative. At current levels, long-term tax-exempt revenue bonds yield over 88% of comparable US Treasury bond yields. Current levels make tax-advantaged products more attractive than they were at mid-year when yield ratios declined to approximately 85%. For example, to an investor in the 36% Federal income tax bracket, a current tax-exempt bond yield of 6% represents a taxable equivalent yield of approximately 9.37%.

Looking forward, the supply of new bond issuance for 1997 is expected to be very similar to that of 1996, with most annual estimates falling in the $170 billion -- $175 billion range. Investor demand is also expected to regain its former strength, with 1997 total municipal redemptions (refundings, maturities and coupon payments) in the $175 billion -- $185 billion range. This overall balance suggests that the positive technical backdrop the municipal bond market enjoyed in 1996 could continue in 1997. However, it is likely that seasonal factors may temporarily distort this overall balanced technical scenario. During periods of reduced bond issuance, the ease and ability to purchase tax-advantaged products at their current attractive levels may be greatly restricted.

Portfolio Strategy
During the six-month period ended January 31, 1997, our strategy was to remain flexible given the increased volatility in the bond market. The everchanging perception on the state of the economy, and the need for monetary tightening by the Federal Reserve Board, caused large swings in interest rates over this time period. Flexibility enabled us to take advantage of market fluctuations to seek to enhance the Fund's total returns. The Fund's defensive posture at the beginning of the six-month period provided protection from the increase in bond yields through early September. At this time, we began purchasing interest rate-sensitive bonds which helped the Fund perform well in the bond market rally through the end of November.

During the six months ended January 31, 1997, long-term Oregon issuance decreased by nearly 7% compared to the same period a year earlier. In addition to the decrease in supply, investor interest in tax-exempt bonds helped push yields on Oregon tax-exempt bonds to high levels. We maintained low cash reserves in the Fund in order to benefit from such a strong technical market.

Looking forward, we expect to maintain a constructive posture for the Fund until the economy shows signs of accelerating. We believe the economy will moderate in the first half of 1997, with the possibility to reaccelerate at the end of the year, at which time the Federal Reserve Board may be forced to raise short-term interest rates in an effort to control inflation.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch Oregon Municipal Bond Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President

/S/ROBERT A. DIMELLA
Robert A. DiMella
Vice President and Portfolio Manager

March 5, 1997



PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

(bullet) Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

(bullet) Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

(bullet) Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

(bullet) Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results

                                                                                    12 Month     3 Month
                                               1/31/97     10/31/96     1/31/96     % Change     % Change
Class A Shares*                                 $9.67        $9.65       $9.80        -1.33%      +0.21%
Class B Shares*                                  9.67         9.65        9.80        -1.33       +0.21
Class C Shares*                                  9.68         9.66        9.81        -1.33       +0.21
Class D Shares*                                  9.67         9.65        9.80        -1.33       +0.21
Class A Shares -- Total Return*                                                       +3.76(1)    +1.49(2)
Class B Shares -- Total Return*                                                       +3.23(3)    +1.36(4)
Class C Shares -- Total Return*                                                       +3.13(5)    +1.33(6)
Class D Shares -- Total Return*                                                       +3.66(7)    +1.46(8)
Class A Shares -- Standardized 30-day Yield      4.50%
Class B Shares -- Standardized 30-day Yield      4.18%
Class C Shares -- Standardized 30-day Yield      4.08%
Class D Shares -- Standardized 30-day Yield      4.41%

*   Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1) Percent change includes reinvestment of $0.486 per share ordinary income dividends.
(2) Percent change includes reinvestment of $0.128 per share ordinary income dividends.
(3) Percent change includes reinvestment of $0.436 per share ordinary income dividends.
(4) Percent change includes reinvestment of $0.115 per share ordinary income dividends.
(5) Percent change includes reinvestment of $0.427 per share ordinary income dividends.
(6) Percent change includes reinvestment of $0.113 per share ordinary income dividends.
(7) Percent change includes reinvestment of $0.476 per share ordinary income dividends.
(8) Percent change includes reinvestment of $0.126 per share ordinary income dividends.





Performance Summary -- Class A Shares

                             Net Asset Value     Capital Gains
Period Covered           Beginning     Ending     Distributed     Dividends Paid*     % Change**
8/27/93 -- 12/31/93        $10.00      $10.30         --               $0.185         + 4.89%
1994                        10.30        8.77         --                0.515         -10.01
1995                         8.77        9.80         --                0.489         +17.69
1996                         9.80        9.70         --                0.480         + 4.06
1/1/97 -- 1/31/97            9.70        9.67         --                0.035         + 0.13
                                                                 Total $1.704
                                               Cumulative total return as of 1/31/97: +15.76%**

*  Figures may include short-term capital gains distributions.
** Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.





Performance Summary -- Class B Shares

                             Net Asset Value     Capital Gains
Period Covered           Beginning     Ending     Distributed     Dividends Paid*     % Change**
8/27/93 -- 12/31/93        $10.00      $10.30          --              $0.167          + 4.70%
1994                        10.30        8.77          --               0.468          -10.46
1995                         8.77        9.80          --               0.441          +17.10
1996                         9.80        9.70          --               0.431          + 3.54
1/1/97 -- 1/31/97            9.70        9.67          --               0.031          + 0.09
                                                                 Total $1.538
                                                Cumulative total return as of 1/31/97: +13.76%**

*  Figures may include short-term capital gains distributions.
** Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.





Performance Summary -- Class C Shares

                             Net Asset Value     Capital Gains
Period Covered           Beginning     Ending     Distributed     Dividends Paid*     % Change**
10/21/94 -- 12/31/94       $9.02       $8.78          --               $0.087           - 1.68%
1995                        8.78        9.81          --                0.432           +16.96
1996                        9.81        9.71          --                0.422           + 3.43
1/1/97 -- 1/31/97           9.71        9.68          --                0.031           + 0.08
                                                                 Total $0.972
                                                 Cumulative total return as of 1/31/97: +19.04%**

*  Figures may include short-term capital gains distributions.
** Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.





Performance Summary -- Class D Shares

                             Net Asset Value     Capital Gains
Period Covered           Beginning     Ending     Distributed     Dividends Paid*     % Change**
10/21/94 -- 12/31/94       $9.02       $8.77           --              $0.100           - 1.65%
1995                        8.77        9.80           --               0.480           +17.58
1996                        9.80        9.70           --               0.470           + 3.96
1/1/97 -- 1/31/97           9.70        9.67           --               0.034           + 0.12
                                                                 Total $1.084
                                                 Cumulative total return as of 1/31/97: +20.37%**

*  Figures may include short-term capital gains distributions.
** Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.



Average Annual Total Return

                   % Return Without     % Return With
                      Sales Charge      Sales Charge**
Class A Shares*
Year Ended 12/31/96      +4.06%             -0.10%
Inception (8/27/93)
through 12/31/96         +4.43              +3.16

*  Maximum sales charge is 4%.
** Assuming maximum sales charge.


                       % Return           % Return
                      Without CDSC        With CDSC**
Class B Shares*
Year Ended 12/31/96      +3.54%             -0.43%
Inception (8/27/93)
through 12/31/96         +3.90              +3.63

* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.

                       % Return            % Return
                     Without CDSC         With CDSC**
Class C Shares*
Year Ended 12/31/96      +3.43%             +2.44%
Inception (10/21/94)
through 12/31/96         +8.23              +8.23

* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.

                    % Return Without   % Return With
                       Sales Charge     Sales Charge**
Class D Shares*
Year Ended 12/31/96      +3.96%             -0.20%
Inception (10/21/94)
through 12/31/96         +8.75              +6.75

*  Maximum sales charge is 4%.
** Assuming maximum sales charge.



Merrill Lynch Oregon Municipal Bond Fund                                                                         January 31, 1997



SCHEDULE OF INVESTMENTS                                                                                             (in Thousands)

 S&P     Moody's         Face                                                                                              Value
Ratings  Ratings        Amount                                     Issue                                                 (Note 1a)

Oregon -- 84.9%
AAA       Aaa          $1,000  Chemeketa, Oregon, Community College District, UT, 5.95% due 6/01/2016 (e)                 $1,029
AAA       Aaa           1,000  Eugene, Oregon, Public Safety Facilities, UT, 5.70% due 6/01/2016 (e)                       1,006
BBB+      NR*           1,000  Klamath Falls, Oregon, Intercommunity Hospital Authority Revenue Bonds (Gross-Merle
                               West Medical Center Project), Series A, 7.10% due 9/01/2024                                 1,060
AAA       Aaa           1,165  Lincoln County, Oregon, School District, UT, 5.25% due 6/15/2012 (e)                        1,154
AAA       Aaa           2,000  Marion County, Oregon, School District No. 103C (Woodburn), Series B, 5.35%**
                               due 11/01/2008 (e)                                                                          1,102
AAA       Aaa           2,280  Marion County, Oregon, Union High School District No. 007J (Silverton), UT, 7%
                               due 6/01/2010 (c)                                                                           2,567
AAA       Aaa           1,215  Morrow County, Oregon, School District No. 001, UT, 6% due 6/01/2007 (b)                    1,321
                               Oregon Health Sciences University Revenue Bonds, Insured Series A (b):
AAA       Aaa           2,650  5.75%** due 7/01/2021                                                                         655
AAA       Aaa           1,500  5.25% due 7/01/2025                                                                         1,422
NR*       VMIG1+          500  Oregon State Health, Housing, Educational, and Cultural Facilities Authority Revenue
                               Bonds (Guide Dogs for the Blind), VRDN, Series A, 3.60% due 7/01/2025 (a)                     500
AA        Aa            1,000  Oregon State Higher Education Building Improvement Bonds, UT, Series A, 6.45%
                               due 8/01/2024                                                                               1,063
                               Oregon State Housing and Community Services Department, Mortgage Revenue Bonds
                               (S/F Mortgage Program):
NR*       Aa            1,000  AMT, Series E, 7.10% due 7/01/2014                                                          1,046
NR*       Aa              490  Refunding, Series A, 6.40% due 7/01/2018                                                      506
NR*       Aa            1,050  Series B, 6.875% due 7/01/2028                                                              1,115
                               Port of Portland, Oregon, International Airport Revenue Bonds (Portland International
                               Airport), AMT, Series 7B (b):
AAA       Aaa             950  7.10% due 1/01/2012 (g)                                                                     1,102
AAA       Aaa              50  7.10% due 7/01/2021                                                                            54
A1+       A3              100  Port Saint Helens, Oregon, PCR (Portland General Electric Company Project), VRDN,
                               AMT, Series A, 3.70% due 8/01/2014 (a)                                                        100
A         NR*           1,000  Portland, Oregon, Housing Authority, M/F Housing Revenue Bonds (Riverwood Project),
                               6% due 1/01/2019                                                                            1,001
A+        A1            1,500  Portland, Oregon, Sewer System Revenue Bonds, Series A, 6.25% due 6/01/2015                 1,576
AAA       Aaa           1,000  Tillamook County, Oregon, GO, UT, 6.25% due 1/01/2014 (e)                                   1,064
AAA       Aaa           1,130  Yamhill County, Oregon, School District No. 029J (Newberg), UT, 6.875% due 6/01/2007 (c)    1,266

Puerto Rico -- 14.2%
AAA       Aaa           2,720  Puerto Rico Commonwealth, GO, UT, 7% due 7/01/2010 (d)                                      3,191
AAA       Aaa             400  Puerto Rico Electric Power Authority, Power Revenue Bonds, STRIPES, Series T, 7.512%
                               due 7/01/2005 (c)(f)                                                                          449

Total Investments (Cost -- $24,035) -- 99.1%                                                                              25,349
Other Assets Less Liabilities -- 0.9%                                                                                        222
                                                                                                                        --------
Net Assets -- 100.0%                                                                                                     $25,571
                                                                                                                        ========
(a) The interest rate is subject to change periodically based upon prevailing market rates.
    The interest rate shown are those in effect at January 31, 1997.
(b) MBIA Insured.
(c) FSA Insured.
(d) AMBAC Insured.
(e) FGIC Insured.
(f) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 1997.
(g) Prerefunded.
*   Not Rated.
**  Represents a zero coupon bond: the interest rate shown is the effective yield at the time of purchase by the Fund.
+   Highest short-term rating by Moody's Investors Service, Inc.

PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Oregon Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT     Alternative Minimum Tax (subject to)
GO      General Obligation Bonds
M/F     Multi-Family
PCR     Pollution Control Revenue Bonds
S/F     Single-Family
STRIPES Short-Term Rate Inverse Payment Exempt Securities
UT      Unlimited Tax
VRDN    Variable Rate Demand Notes

See Notes to Financial Statements.





FINANCIAL INFORMATION

Statement of Assets and Liabilities as of January 31, 1997

Assets:               Investments, at value (identified cost -- $24,034,620)(Note 1a)                               $25,349,106
                      Cash                                                                                              143,400
                      Receivables:
                      Interest                                                                          $225,567
                      Beneficial interest sold                                                            43,309        268,876
                                                                                                    ------------
                      Deferred organization expenses (Note 1e)                                                           16,093
                      Prepaid registration fees and other assets (Note 1e)                                                6,983
                                                                                                                   ------------
                      Total assets                                                                                   25,784,458
                                                                                                                   ------------

Liabilities:          Payables:
                      Beneficial interest redeemed                                                       118,557
                      Dividends to shareholders (Note 1f)                                                 18,942
                      Distributor (Note 2)                                                                 9,769
                      Investment adviser (Note 2)                                                          1,857        149,125
                                                                                                    ------------
                      Accrued expenses and other liabilities                                                             64,764
                                                                                                                   ------------
                      Total liabilities                                                                                 213,889
                                                                                                                   ------------

Net Assets:           Net assets                                                                                    $25,570,569
                                                                                                                   ============

Net Assets            Class A Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:           shares authorized                                                                                 $34,936
                      Class B Shares of beneficial interest, $.10 par value, unlimited number of
                      shares authorized                                                                                 201,752
                      Class C Shares of beneficial interest, $.10 par value, unlimited number of
                      shares authorized                                                                                  25,646
                      Class D Shares of beneficial interest, $.10 par value, unlimited number of
                      shares authorized                                                                                   2,042
                      Paid-in capital in excess of par                                                               26,906,024
                      Accumulated realized capital losses on investments -- net (Note 5)                             (2,914,317)
                      Unrealized appreciation on investments -- net                                                   1,314,486
                                                                                                                   ------------
                      Net assets                                                                                    $25,570,569
                                                                                                                   ============

Net Asset Value:      Class A -- Based on net assets of $3,378,519 and 349,355 shares of
                      beneficial interest outstanding                                                                     $9.67
                                                                                                                   ============
                      Class B -- Based on net assets of $19,512,585 and 2,017,522 shares of
                      beneficial interest outstanding                                                                     $9.67
                                                                                                                   ============
                      Class C -- Based on net assets of $2,482,033 and 256,456 shares of
                      beneficial interest outstanding                                                                     $9.68
                                                                                                                   ============
                      Class D -- Based on net assets of $197,432 and 20,419 shares of
                      beneficial interest outstanding                                                                     $9.67
                                                                                                                   ============
                      See Notes to Financial Statements.





Statement of Operations
                                                                                                       For the Six Months Ended
                                                                                                               January 31, 1997

Investment Income     Interest and amortization of premium and discount earned                                         $770,551
(Note 1d):

Expenses:             Investment advisory fees (Note 2)                                                  $74,948
                      Account maintenance and distribution fees -- Class B (Note 2)                       53,315
                      Professional fees                                                                   28,098
                      Accounting services (Note 2)                                                        24,351
                      Printing and shareholder reports                                                    18,109
                      Transfer agent fees -- Class B (Note 2)                                              7,321
                      Account maintenance and distribution fees -- Class C (Note 2)                        6,107
                      Amortization of organization expenses (Note 1e)                                      3,997
                      Registration fees (Note 1e)                                                          3,179
                      Pricing fees                                                                         1,918
                      Custodian fees                                                                       1,722
                      Transfer agent fees -- Class A (Note 2)                                              1,085
                      Trustees' fees and expenses                                                            694
                      Transfer agent fees -- Class C (Note 2)                                                654
                      Account maintenance fees -- Class D (Note 2)                                            95
                      Transfer agent fees -- Class D (Note 2)                                                 55
                      Other                                                                                2,248
                                                                                                    ------------
                      Total expenses before reimbursement                                                227,896
                      Reimbursement of expenses (Note 2)                                                 (67,400)
                                                                                                    ------------
                      Total expenses after reimbursement                                                                160,496
                                                                                                                   ------------
                      Investment income -- net                                                                          610,055
                                                                                                                   ------------

Realized &            Realized gain on investments -- net                                                               273,046
Unrealized Gain on    Change in unrealized appreciation on investments -- net                                           159,399
Investments -- Net                                                                                                 ------------
(Notes 1b, 1d & 3):   Net Increase in Net Assets Resulting from Operations                                           $1,042,500
                                                                                                                   ============
                      See Notes to Financial Statements.





Statements of Changes in Net Assets
                                                                                                      For the Six     For the
                                                                                                      Months Ended   Year Ended
                                                                                                       January 31,     July 31,
Increase (Decrease) in Net Assets:                                                                        1997          1996

Operations:           Investment income -- net                                                          $610,055     $1,390,594
                      Realized gain on investments -- net                                                273,046        259,122
                      Change in unrealized appreciation on investments -- net                            159,399        158,225
                                                                                                    ------------   ------------
                      Net increase in net assets resulting from operations                             1,042,500      1,807,941
                                                                                                    ------------   ------------

Dividends to          Investment income -- net:
Shareholders          Class A                                                                            (91,098)      (214,883)
(Note 1f):            Class B                                                                           (470,397)    (1,107,194)
                      Class C                                                                            (44,001)       (59,087)
                      Class D                                                                             (4,559)        (9,430)
                                                                                                    ------------   ------------
                      Net decrease in net assets resulting from dividends to shareholders               (610,055)    (1,390,594)
                                                                                                    ------------   ------------

Beneficial Interest   Net decrease in net assets derived from beneficial interest transactions        (2,035,578)    (4,478,110)
Transactions                                                                                        ------------   ------------
(Note 4):

Net Assets:           Total decrease in net assets                                                    (1,603,133)    (4,060,763)
                      Beginning of period                                                             27,173,702     31,234,465
                                                                                                    ------------   ------------
                      End of period                                                                  $25,570,569    $27,173,702
                                                                                                    ============   ============
                      See Notes to Financial Statements.





Financial Highlights

                                                                                                    Class A
                                                                                   For the                        For the Period
                                                                                  Six Months                           Aug. 27,
The following per share data and ratios have been derived                           Ended         For the Year        1993+ to
from information provided in the financial statements.                             Jan. 31,       Ended July 31,       July 31,
                                                                                     1997        1996        1995       1994
Increase (Decrease) in Net Asset Value:

Per Share            Net asset value, beginning of period                            $9.52        $9.40      $9.41    $10.00
Operating                                                                          -------      -------    -------   -------
Performance:         Investment income -- net                                          .24          .48        .50       .48
                     Realized and unrealized gain (loss) on investments -- net         .15          .12       (.01)     (.58)
                                                                                   -------      -------    -------   -------
                     Total from investment operations                                  .39          .60        .49      (.10)
                                                                                   -------      -------    -------   -------
                     Less dividends and distributions:
                     Investment income -- net                                         (.24)        (.48)      (.50)     (.48)
                     In excess of realized gain on investments -- net                   --           --         --      (.01)
                                                                                   -------      -------    -------   -------
                     Total dividends and distributions                                (.24)        (.48)      (.50)     (.49)
                                                                                   -------      -------    -------   -------
                     Net asset value, end of period                                  $9.67        $9.52      $9.40     $9.41
                                                                                  ========     ========   ========  ========

Total Investment     Based on net asset value per share                               4.15%++      6.52%      5.54%    (1.13%)++
Return:**                                                                         ========     ========   ========  ========

Ratios to Average    Expenses, net of reimbursement                                    .74%*        .53%       .31%      .08%*
Net Assets:                                                                       ========     ========   ========  ========
                     Expenses                                                         1.23%*       1.17%      1.23%     1.30%*
                                                                                  ========     ========   ========  ========
                     Investment income -- net                                         4.95%*       5.06%      5.51%     5.26%*
                                                                                  ========     ========   ========  ========

Supplemental         Net assets, end of period (in thousands)                       $3,379       $3,904     $4,332    $6,712
Data:                                                                             ========     ========   ========  ========
                     Portfolio turnover                                              25.23%      103.61%    142.77%    52.88%
                                                                                  ========     ========   ========  ========


                                                                                                     Class B
                                                                                   For the                        For the Period
                                                                                  Six Months                           Aug. 27,
The following per share data and ratios have been derived                           Ended         For the Year        1993+ to
from information provided in the financial statements.                             Jan. 31,       Ended July 31,       July 31,
                                                                                     1997        1996        1995       1994
Increase (Decrease) in Net Asset Value:

Per Share            Net asset value, beginning of period                            $9.52        $9.40      $9.41    $10.00
Operating                                                                          -------      -------    -------   -------
Performance:         Investment income -- net                                          .22          .44        .45       .43
                     Realized and unrealized gain (loss) on investments -- net         .15          .12       (.01)     (.58)
                                                                                   -------      -------    -------   -------
                     Total from investment operations                                  .37          .56        .44      (.15)
                                                                                   -------      -------    -------   -------
                     Less dividends and distributions:
                     Investment income -- net                                         (.22)        (.44)      (.45)     (.43)
                     In excess of realized gain on investments -- net                   --           --         --      (.01)
                                                                                   -------      -------    -------   -------
                     Total dividends and distributions                                (.22)        (.44)      (.45)     (.44)
                                                                                   -------      -------    -------   -------
                     Net asset value, end of period                                  $9.67        $9.52      $9.40     $9.41
                                                                                  ========     ========   ========  ========

Total Investment     Based on net asset value per share                               3.88%++      5.97%      5.00%    (1.59%)++
Return:**                                                                         ========     ========   ========  ========

Ratios to Average    Expenses, net of reimbursement                                   1.25%*       1.04%       .84%      .58%*
Net Assets:                                                                       ========     ========   ========  ========
                     Expenses                                                         1.75%*       1.68%      1.75%     1.80%*
                                                                                  ========     ========   ========  ========
                     Investment income -- net                                         4.44%*       4.55%      4.99%     4.75%*
                                                                                  ========     ========   ========  ========

Supplemental         Net assets, end of period (in thousands)                      $19,513      $21,542    $25,861   $25,943
Data:                                                                             ========     ========   ========  ========
                     Portfolio turnover                                              25.23%      103.61%    142.77%    52.88%
                                                                                  ========     ========   ========  ========

                     *  Annualized.
                     ** Total investment returns exclude the effect of sales loads.
                     +  Commencement of Operations.
                     ++ Aggregate total investment return.

                     See Notes to Financial Statements.




Financial Highlights (concluded)
                                                                                              Class C

                                                                                   For the                  For the
                                                                                     Six         For the     Period
The following per share data and ratios have been derived                           Months         Year     Oct. 21,
from information provided in the financial statements.                              Ended         Ended     1994+ to
                                                                                   Jan. 31,      July 31,   July 31,
                                                                                     1997         1996       1995
Increase (Decrease) in Net Asset Value:

Per Share            Net asset value, beginning of period                            $9.53        $9.40      $9.02
Operating                                                                          -------      -------    -------
Performance:         Investment income-- net                                           .21          .43        .34
                     Realized and unrealized gain on investments -- net                .15          .13        .38
                                                                                   -------      -------    -------
                     Total from investment operations                                  .36          .56        .72
                                                                                   -------      -------    -------
                     Less dividends from investment income -- net                     (.21)        (.43)      (.34)
                                                                                   -------      -------    -------
                     Net asset value, end of period                                  $9.68        $9.53      $9.40
                                                                                  ========     ========   ========

Total Investment     Based on net asset value per share                               3.83%++      5.97%      8.19%++
Return:**                                                                         ========     ========   ========

Ratios to Average    Expenses, net of reimbursement                                   1.35%*       1.16%      1.00%*
Net Assets:                                                                       ========     ========   ========
                     Expenses                                                         1.84%*       1.79%      1.88%*
                                                                                  ========     ========   ========
                     Investment income -- net                                         4.35%*       4.45%      4.68%*
                                                                                  ========     ========   ========

Supplemental         Net assets, end of period (in thousands)                       $2,482       $1,555       $853
Data:                                                                             ========     ========   ========
                     Portfolio turnover                                              25.23%      103.61%    142.77%
                                                                                  ========     ========   ========


                                                                                                 Class D
                                                                                   For the                  For the
                                                                                     Six         For the     Period
The following per share data and ratios have been derived                           Months         Year     Oct. 21,
from information provided in the financial statements.                              Ended         Ended     1994+ to
                                                                                   Jan. 31,      July 31,   July 31,
                                                                                     1997         1996       1995
Increase (Decrease) in Net Asset Value:

Per Share            Net asset value, beginning of period                            $9.52        $9.39      $9.02
Operating                                                                          -------      -------    -------
Performance:         Investment income-- net                                           .24          .47        .38
                     Realized and unrealized gain on investments -- net                .15          .13        .37
                                                                                   -------      -------    -------
                     Total from investment operations                                  .39          .60        .75
                                                                                   -------      -------    -------
                     Less dividends from investment income -- net                     (.24)        (.47)      (.38)
                                                                                   -------      -------    -------
                     Net asset value, end of period                                  $9.67        $9.52      $9.39
                                                                                  ========     ========   ========

Total Investment     Based on net asset value per share                               4.10%++      6.52%      8.55%++
Return:**                                                                         ========     ========   ========

Ratios to Average    Expenses, net of reimbursement                                    .84%*        .63%       .51%*
Net Assets:                                                                       ========     ========   ========
                     Expenses                                                         1.33%*       1.28%      1.39%*
                                                                                  ========     ========   ========
                     Investment income -- net                                         4.85%*       4.97%      5.12%*
                                                                                  ========     ========   ========

Supplemental         Net assets, end of period (in thousands)                         $197         $173       $188
Data:                                                                             ========     ========   ========
                     Portfolio turnover                                              25.23%      103.61%    142.77%
                                                                                  ========     ========   ========

                     *  Annualized.
                     ** Total investment returns exclude the effect of sales loads.
                     +  Commencement of Operations.
                     ++ Aggregate total investment return.

                     See Notes to Financial Statements.




Merrill Lynch Oregon Municipal Bond Fund                     January 31, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Oregon Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

(bullet) Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income.
Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and prepaid registration fees -- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion. For the six months ended January 31, 1997, FAM earned fees of $74,948, of which $67,400 was voluntarily waived.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                 Account
              Maintenance      Distribution
                  Fee               Fee

Class B          0.25%             0.25%
Class C          0.25%             0.35%
Class D          0.10%               --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 1997, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A Shares as follows:

               MLFD     MLPF&S

Class A          --         $4

For the six months ended January 31, 1997, MLPF&S received contingent deferred sales charges of $34,450 and $199 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 1997 were $6,598,201 and $6,331,059, respectively.

Net realized and unrealized gains as of January 31, 1997 were as follows:

                                  Realized     Unrealized
                                    Gains         Gains

Long-term investments            $ 229,561     $ 1,314,486
Financial futures contracts         43,485              --
                                 ---------     -----------
Total                            $ 273,046     $ 1,314,486
                                 =========     ===========

As of January 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $1,314,486, all of which related to appreciated securities. The aggregate cost of investments at January 31, 1997 for Federal income tax purposes was $24,034,620.

4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $2,035,578 and $4,478,110 for the six months ended January 31, 1997 and for the year ended July 31, 1996, respectively.

Transactions in shares of beneficial interest for each class were as follows:

Class A Shares for the
Six Months Ended                                  Dollar
January 31, 1997                   Shares         Amount

Shares sold                         8,460       $ 81,768
Shares issued to shareholders
in reinvestment of dividends        6,279         60,388
                              -----------    -----------
Total issued                       14,739        142,156
Shares redeemed                   (75,545)      (728,211)
                              -----------    -----------
Net decrease                      (60,806)    $ (586,055)
                              ===========    ===========

Class A Shares for the Year                       Dollar
Ended July 31, 1996                Shares         Amount

Shares sold                        22,470     $  214,498
Shares issued to shareholders
in reinvestment of dividends       14,697        140,289
                              -----------    -----------
Total issued                       37,167        354,787
Shares redeemed                   (88,017)      (840,104)
                              -----------    -----------
Net decrease                      (50,850)    $ (485,317)
                              ===========    ===========

Class B Shares for the
Six Months Ended                                  Dollar
January 31, 1997                   Shares         Amount

Shares sold                       115,340    $ 1,110,540
Shares issued to shareholders
in reinvestment of dividends       24,646        237,084
                              -----------    -----------
Total issued                      139,986      1,347,624
Automatic conversion
of shares                          (1,796)       (17,204)
Shares redeemed                  (383,702)    (3,694,407)
                              -----------    -----------
Net decrease                     (245,512)   $(2,363,987)
                              ===========    ===========

Class B Shares for the Year                       Dollar
Ended July 31, 1996                Shares         Amount

Shares sold                       372,008     $3,544,465
Shares issued to shareholders
in reinvestment of dividends       57,440        548,361
                              -----------    -----------
Total issued                      429,448      4,092,826
Automatic conversion
of shares                          (1,050)       (10,019)
Shares redeemed                  (917,652)    (8,750,805)
                              -----------    -----------
Net decrease                     (489,254)   $(4,667,998)
                              ===========    ===========

Class C Shares for the
Six Months Ended                                  Dollar
January 31, 1997                   Shares         Amount

Shares sold                       103,518       $991,473
Shares issued to shareholders
in reinvestment of dividends        3,592         34,601
                              -----------    -----------
Total issued                      107,110      1,026,074
Shares redeemed                   (13,821)      (132,869)
                              -----------    -----------
Net increase                       93,289       $893,205
                              ===========    ===========

Class C Shares for the Year                       Dollar
Ended July 31, 1996                Shares         Amount

Shares sold                        92,438       $880,499
Shares issued to shareholders
in reinvestment of dividends        4,225         40,343
                              -----------    -----------
Total issued                       96,663        920,842
Shares redeemed                   (24,236)      (230,561)
                              -----------    -----------
Net increase                       72,427       $690,281
                              ===========    ===========

Class D Shares for the
Six Months Ended                                  Dollar
January 31, 1997                   Shares         Amount

Shares sold                            82           $787
Automatic conversion
of shares                           1,796         17,204
Shares issued to shareholders
in reinvestment of dividends          340          3,268
                              -----------    -----------
Net increase                        2,218        $21,259
                              ===========    ===========

Class D Shares for the Year                       Dollar
Ended July 31, 1996                Shares         Amount

Shares sold                        11,567       $111,225
Automatic conversion
of shares                           1,050         10,019
Shares issued to shareholders
in reinvestment of dividends          405          3,857
                              -----------    -----------
Total issued                       13,022        125,101
Shares redeemed                   (14,853)      (140,177)
                              -----------    -----------
Net decrease                       (1,831)      $(15,076)
                              ===========    ===========

5. Capital Loss Carryforward:
At July 31, 1996, the Fund had a net capital loss carryforward of approximately $2,924,000, of which $1,691,000 expires in 2003 and $1,233,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.